Exhibit 21.1

List of Subsidiaries of Invitation Homes Inc.

At the time of this offering, the following entities will become subsidiaries of Invitation Homes Inc.:

Name	Jurisdiction

2013-1 IH Borrower G.P. LLC

2013-1 IH Borrower L.P.

2013-1 IH Equity Owner G.P. LLC

2013-1 IH Equity Owner L.P.

2013-1 IH Property Holdco L.P.

2014-2 IH Borrower G.P. LLC

2014-2 IH Borrower L.P.

2014-2 IH Equity Owner G.P. LLC

2014-2 IH Equity Owner L.P.

2014-2 IH Property Holdco L.P.

2014-3 IH Borrower G.P. LLC

2014-3 IH Borrower L.P.

2014-3 IH Equity Owner G.P. LLC

2014-3 IH Equity Owner L.P.

2014-3 IH Property Holdco L.P.

2015-1 IH2 Borrower G.P. LLC

2015-1 IH2 Borrower L.P.

2015-1 IH2 Borrower TRS LLC

2015-1 IH2 Equity Owner G.P. LLC

2015-1 IH2 Equity Owner L.P.

2015-1 IH2 Property Holdco L.P.

2015-2 IH2 Borrower G.P. LLC

2015-2 IH2 Borrower L.P.

2015-2 IH2 Borrower TRS LLC

2015-2 IH2 Equity Owner G.P. LLC

2015-2 IH2 Equity Owner L.P.

2015-2 IH2 Property Holdco L.P.

2015-3 IH2 Borrower G.P. LLC

2015-3 IH2 Borrower L.P.

2015-3 IH2 Borrower TRS LLC

2015-3 IH2 Equity Owner G.P. LLC

2015-3 IH2 Equity Owner L.P.

2015-3 IH2 Property Holdco L.P.

2017-1 IH Borrower G.P. LLC

2017-1 IH Borrower L.P.

2017-1 IH Equity Owner G.P. LLC

2017-1 IH Equity Owner L.P.

2017-1 IH Property Holdco L.P.

IH Asset Receiving G.P. LLC

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IH Asset Receiving Limited Partnership

IH2 Asset Receiving G.P. LLC

IH2 Asset Receiving Limited Partnership

IH2 Property Borrower L.P.

IH2 Property Florida, L.P.

IH2 Property Georgia, L.P.

IH2 Property GP LLC

IH2 Property GP II LLC

IH2 Property Guarantor L.P.

IH2 Property Holdco GP LLC

IH2 Property Holdco L.P.

IH2 Property Illinois, L.P.

IH2 Property Nevada, L.P.

IH2 Property North Carolina, L.P.

IH2 Property Phoenix, L.P.

IH2 Property TRS LLC

IH2 Property TRS 2 L.P.

IH2 Property Washington, L.P.

IH2 Property West, L.P.

IH3 Asset Receiving G.P. LLC

IH3 Asset Receiving L.P.

IH3 Property Borrower L.P.

IH3 Property Florida, L.P.

IH3 Property Georgia, L.P.

IH3 Property GP LLC

IH3 Property Guarantor L.P.

IH3 Property Holdco GP LLC

IH3 Property Holdco L.P.

IH3 Property Illinois, L.P.

IH3 Property Level GP LLC

IH3 Property Minnesota, L.P.

IH3 Property Phoenix, L.P.

IH3 Property Nevada, L.P.

IH3 Property North Carolina, L.P.

IH3 Property Washington, L.P.

IH3 Property West, L.P.

IH4 Property Borrower L.P.

IH4 Property Florida, L.P.

IH4 Property Georgia, L.P.

IH4 Property GP LLC

IH4 Property Guarantor L.P.

IH4 Property Holdco GP LLC

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IH4 Property Holdco L.P.

IH4 Property Illinois, L.P.

IH4 Property Level GP LLC

IH4 Property Minnesota, L.P.

IH4 Property Phoenix, L.P.

IH4 Property Nevada, L.P.

IH4 Property North Carolina, L.P.

IH4 Property Washington, L.P.

IH4 Property West, L.P.

IH5 Property Borrower L.P.

IH5 Property Florida, L.P.

IH5 Property Georgia, L.P.

IH5 Property GP LLC

IH5 Property Guarantor L.P.

IH5 Property Holdco GP LLC

IH5 Property Holdco L.P.

IH5 Property Illinois, L.P.

IH5 Property Level GP LLC

IH5 Property Minnesota, L.P.

IH5 Property Nevada, L.P.

IH5 Property North Carolina, L.P.

IH5 Property Phoenix, L.P.

IH5 Property Washington, L.P.

IH5 Property West, L.P.

IH6 Property Borrower L.P.

IH6 Property Florida, L.P.

IH6 Property Georgia, L.P.

IH6 Property GP LLC

IH6 Property Guarantor L.P.

IH6 Property Holdco GP LLC

IH6 Property Holdco L.P.

IH6 Property Illinois, L.P.

IH6 Property Level GP LLC

IH6 Property Minnesota, L.P.

IH6 Property Nevada, L.P.

IH6 Property North Carolina, L.P.

IH6 Property Phoenix, L.P.

IH6 Property Washington, L.P.

IH6 Property West, L.P.

Invitation Homes 3 GP LLC

Invitation Homes 4 GP LLC

Invitation Homes 5 GP LLC

Invitation Homes 6 GP LLC

Invitation Homes 3 L.P.

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Invitation Homes 4 L.P.

Invitation Homes 5 L.P.

Invitation Homes 6 L.P.

Invitation Homes GP LLC

Invitation Homes L.P.

Invitation Homes OP GP LLC

Invitation Homes Operating Partnership LP

Invitation Homes Realty GP LLC

Invitation Homes Realty L.P.

JA Property L.P.

THR Brokerage AZ Inc.

THR Brokerage FL Inc.

THR Brokerage GA Inc.

THR Brokerage IL Inc.

THR Brokerage NC Inc.

THR Brokerage NV Inc.

THR Brokerage WA Inc.

THR Brokerage West Inc.

THRCA II, L.P.

THR California, L.P.

THR Contribution L.P.

THR Florida, L.P.

THR Florida II, L.P.

THR Georgia, L.P.

THR Georgia II, L.P.

THR Lakewood L.P.

THR Nevada II, L.P.

THR North Carolina II, L.P.

THR Phoenix, L.P.

THR Phoenix II, L.P.

THR Property Borrower L.P.

THR Property Borrower II L.P.

THR Property GP LLC

THR Property GP II LLC

THR Property Guarantor L.P.

THR Property Guarantor II L.P.

THR Property Holdco GP LLC

THR Property Holdco GP II LLC

THR Property Holdco L.P.

THR Property Holdco II L.P.

THR Property Illinois, L.P.

THR Property Illinois II, L.P.

THR Property Management L.P.

THR Washington II, L.P.

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